Exhibit 10.2

KING RESOURCES, INC.

AUDIT COMMITTEE CHARTER

I. Purpose

The purpose of the Audit Committee of the Board of Directors (the “Board”) of King Resources, Inc. (the “Company”) is to oversee:

•	evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

•	reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non- audit services;

•	reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

•	reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our financial controls;

•	reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented; and

•	reviewing and evaluating on an annual basis the performance of the Audit Committee, including compliance of the Audit Committee with this Charter.

The Audit Committee will maintain and foster an open avenue of communication with the Company’s management, internal audit, and any independent auditor. In addition to the duties and responsibilities described in this Charter, it will also be responsible for any additional duties and responsibilities prescribed or mandated by the Board.

The Audit Committee’s responsibility is one of oversight. The members of the Audit Committee are not employees of the Company, and they do not perform management’s or any independent auditor’s functions. The Audit Committee relies on the expertise and knowledge of management, the internal auditors, and any independent auditor in carrying out its oversight responsibilities. The Company’s management is responsible for preparing accurate and complete financial statements in accordance with generally accepted accounting principles (“GAAP”), crafting periodic reports, and establishing and maintaining appropriate accounting principles and financial reporting policies and satisfactory internal control over financial reporting. The independent auditor will audit the Company’s annual consolidated financial statements, review the Company’s quarterly financial statements, and, as required under Securities and Exchange Commission (“SEC”) rules, attest as to the effectiveness of the Company’s internal control over financial reporting. It is not the Audit Committee’s responsibility to prepare or certify the Company’s financial statements, guarantee the audits or reports of the independent auditor, certify as to whether any independent auditors are “independent” under applicable rules, or ensure that the financial statements or periodic reports are complete and accurate, conform to GAAP, or otherwise comply with applicable laws and the Company’s policies.

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II. Composition

The members of the Audit Committee, including the Chair, will be appointed by and serve at the discretion of the Board. Members may be removed from the Audit Committee, with or without cause, by the Board.

During such time as the common stock of the Company is quoted on The OTC Markets, the Audit Committee shall be made up of at least two (2) members of the Board of Directors. During such time as the common stock of the Company is listed on a national stock exchange such as the Nasdaq Stock Market (“Nasdaq”), the Audit Committee shall be made up of at least three (3) members of the Board of Directors, subject to any available exception. Subject to any available exception, each member of the Audit Committee will satisfy the independence requirements imposed by the SEC and Nasdaq, not having participated in the preparation of the financial statements of the Company or any subsidiary of the Company at any time during the past three years, be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, and at least one member of the Audit Committee will satisfy the applicable financial-sophistication requirements and any other requirement for accounting or related financial management expertise as determined by the Board and required by the SEC and Nasdaq.

III. Authority

The Audit Committee will have access to all books, records, facilities, and the Company’s personnel as deemed necessary or appropriate by any member of the Audit Committee. The Audit Committee may retain any outside counsel, experts, or advisors that the Audit Committee believes to be necessary or appropriate. The Company must provide for appropriate funding for payment of compensation to any independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, and for payment of any compensation to any outside counsel, experts, or advisors retained by the Audit Committee. The Company must also pay any ordinary administrative expenses of the Audit Committee that the Audit Committee deems appropriate in carrying out its duties.

The Audit Committee may form and delegate authority to one or more subcommittees. By delegating an issue to a subcommittee, the Audit Committee does not surrender any authority over that issue. Although the Audit Committee may act on any issue that has been delegated to a subcommittee, doing so will not limit or restrict future action by the subcommittee on any matters delegated to it. Any action or decision of a subcommittee, including the preapproval of audit or non-audit services, will be presented to the full Audit Committee at its next scheduled meeting. By approving this Charter, the Board delegates authority to the Audit Committee with respect to these responsibilities.

The Audit Committee may, in its sole discretion, retain or obtain advice from consultants, legal counsel or other advisers (independent or otherwise), provided that, preceding any such retention or advice, the Audit Committee must take into consideration the applicable factors under Nasdaq rules. The Audit Committee will be directly responsible for the appointment, compensation and oversight of any adviser it retains. The Company must provide for appropriate funding, as determined by the Audit Committee, for payment of reasonable compensation to any adviser retained by the Audit Committee.

In addition to the duties and responsibilities expressly delegated to the Audit Committee in this Charter, the Audit Committee may exercise any other powers and carry out any other responsibilities consistent with this Charter, the purposes of the Audit Committee, the Company’s organizational documents and other governance policies and applicable Nasdaq rules.

The Audit Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate, including the authority to request any officer, employee or adviser of the Company to meet with the Audit Committee or any advisers engaged by the Audit Committee.

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IV. Duties and Responsibilities

Auditor Management:

1 . Hiring, Selecting, and Overseeing Auditors. The Audit Committee is responsible for the appointment, retention, and replacement of any independent auditor, as well as determining the fees of any independent auditor. The independent auditor and any other registered public accounting firm engaged for the financial reporting process will report directly to the Audit Committee and be accountable to it. In addition, the Audit Committee may replace any existing independent auditor with a different public accounting firm.

2 . Approving Audit and Non-Audit Engagements. The Audit Committee will oversee and evaluate audit plans, the adequacy of staffing, the fees to be paid to independent auditors, and oversee the negotiation and execution of any engagement letters on behalf of the Company. The Audit Committee will oversee the rotation of the independent auditors’ partners on the Company’s audit engagement team as required by applicable rules and regulations. The Audit Committee Chair may pre-approve audit and permissible non-audit services and any associated fees, as long as this pre-approval is presented to the full Audit Committee at scheduled meetings. The Audit Committee may, in accordance with applicable law, establish pre-approval policies and procedures for the engagement of independent accountants to render services to the Company.

3 . Auditor Independence. At least annually, the Audit Committee will review and discuss the qualifications, performance, and independence of the independent auditors, or in the case of prospective independent auditors, before they are engaged. That review will include reviewing written disclosures from any independent auditor regarding any relationships or services that may impact the objectivity and independence of such independent auditor, as defined by applicable rules and regulations. If the Audit Committee determines that further inquiry is advisable, it must take appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence.

4 . Former Employees of Auditors. The Audit Committee will oversee the policies and procedures as required by applicable rules and regulations governing how the Company may employ individuals who are or once were employed by an independent auditor.

Financial Review and Disclosure:

5 . Annual Audit Results. The Audit Committee will review with the Company’s management and the independent auditors the results of the annual audit, including:

•	the independent auditors’ assessment of the quality of the Company’s accounting principles and practices;

•	the independent auditors’ views about qualitative aspects of the Company’s significant accounting practices, the reasonableness of significant judgments, and estimates (including material changes in estimates and analyses of the effects of alternative GAAP methods on the financial statements);

•	all known and likely misstatements identified during the audit (other than those the independent auditors believe to be trivial);

•	the adequacy of the disclosures in the financial statements; and

•	any other matters that the independent auditor must communicate to the Audit Committee under applicable accounting or auditing standards.

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6. Audited Financial Statement Review; Quarterly and Annual Reports. The Audit Committee will review the annual audited financial statements and quarterly financial statements with the Company’s management and the independent auditor. The Audit Committee will be responsible for recommending to the Board whether the proposed annual audited financial statements should be included in the Company’s Annual Report on Form 10-K.

7 . Earnings Announcements. The Audit Committee will review and discuss with the Company’s management and the independent auditors any earnings press releases and other financial information regarding the Company’s results of operations.

8 . Proxy Report. The Audit Committee will oversee the preparation of any report required by applicable rules and regulations to be included in the Company’s annual proxy statement.

9 . Accounting Principles and Policies. The Audit Committee will review and discuss with the Company’s management and the independent auditors significant issues regarding accounting principles and financial statement presentation, including:

•	critical accounting policies and practices;

•	alternative accounting policies available under GAAP;

•	the potential impact on the Company’s financial statements of alternative treatments; and

•	any other significant reporting issues and judgments, significant regulatory, legal, and accounting initiatives, or developments that may have a material impact on the financial statement.

Audit Committee will review with the independent auditors and the Company’s management, if appropriate, any written communication, such as any management letter or internal control letter, before the independent auditors issue it and before management responds to the communication.

10. Management Cooperation with Auditors. The Audit Committee will evaluate the Company’s management’s cooperation with the independent auditors during their audit examination, including any significant difficulties or disagreements encountered during the audit,if any. The Audit Committee will resolve any conflicts or disagreements regarding financial reporting.

Internal Control and Procedures:

11. Risk Assessment and Management. The Audit Committee will review and discuss with the Company’s management and the independent auditors the Company’s policies on risk management and assessment, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, and oversee management of the Company’s financial risks, regulatory risks, cybersecurity risks and, as necessary or advisable, such other material risks facing the Company. The Audit Committee will provide regular reports to the Board about material issues affecting the quality or integrity of the Company’s financial statements, compliance with legal or regulatory requirements, the performance or independence of the independent auditor, the performance of the Company’s internal audit function, and other matters as the Audit Committee deems appropriate.

12. Internal Auditors. If and when the Company establishes an internal audit team, the Audit Committee will review the audit plan of the Company’s internal audit team and discuss with that team the adequacy and effectiveness of the Company’s scope, staffing, and general audit approach. The Audit Committee will review any significant reports prepared by the Company’s internal auditors, as well as management’s response. The head of the internal audit team will also have a reporting relationship to, and be evaluated by, the Audit Committee.

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13. Internal Control over Financial Reporting; Disclosure Controls. The Audit Committee will confer with the Company’s management and the independent auditors concerning the scope, design, adequacy, and effectiveness of the Company’s internal control over financial reporting and its disclosure controls and procedures. The Audit Committee will review reports on significant findings and recommendations with respect to internal controls over financial reporting, together with management responses and any special audit steps adopted in light of any material control deficiencies.

14. Correspondence with Regulators. The Audit Committee will consider and review with the Company’s management, the independent auditors, and outside advisors or accountants any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

15. Complaint Procedures. The Audit Committee is responsible for overseeing procedures for receiving, retaining, and investigating:

•	complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

•	confidential and anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

16. Ethical Compliance. The Audit Committee will review the results of management’s efforts to monitor compliance with the Company’s programs and policies adhering to applicable laws and rules, including the Company’s Code of Conduct.

17. Related Party Transactions. The Audit Committee will review and approve, in accordance with the Company’s policies, any related party transaction as defined by applicable rules and regulations.

Other Matters:

18. Review of this Charter. The Audit Committee will annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

19. Audit Committee Self-Evaluation. The Audit Committee will annually perform an evaluation of the performance of the Audit Committee.

20. Other Legal and Finance Matters. The Audit Committee will review and discuss, as needed, with the Company’s management legal and regulatory compliance and any actual, pending, or threatened legal or financial matters that could significantly affect the Company’s business or financial statements.

21. Compensation. Members of the Audit Committee shall receive such fees, if any for their service as Audit Committee members as may be determined by the Board in its sole discretion. Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.

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V. Meetings and Minutes

The Audit Committee will meet whenever its members deem a meeting necessary or appropriate. The Audit Committee will meet at least quarterly, but may meet more frequently if its members deem doing so necessary or appropriate. The Audit Committee will determine where and when to meet and provide this schedule in advance to the Board.

Unless otherwise directed by the Audit Committee, each regularly scheduled meeting will conclude with an executive session that excludes members of management. As part of its responsibility to foster open communication, the Audit Committee will meet periodically with management, personnel in charge of the internal audit function, and the independent auditor in separate executive sessions.

The Audit Committee will maintain written minutes of its meeting and regularly report to the Board on its actions and recommendations. The Audit Committee may act by unanimous written consent; when it does so, those actions will be filed in the minute book. The Audit Committee has the authority to establish its own rules and procedures for notice and conduct of its meetings, so long as they are not otherwise inconsistent with any provision of this Charter or of the Company's certificate of incorporation and bylaws that are applicable to the Audit Committee.

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